EARNINGS APPENDIX This earnings appendix is being furnished pursuant to Item 2.02 Form 8 -K and contains non -GAAP financial measures within the meaning of Regulation G. Non -GAAP financial measures are reconciled in slides 14 - 18 of this earnings appendix. Exhibit 99.2

Space & Mission Systems

Segment Information ($ millions)	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Revenue	**2,411**	**2,770**	**2,803**	**2,727**	**10,711**	**2,990**	**2,966**	**3,093**
YoY growth %	*	*	*	*	*	*24%*	*7%*	*10%*
YoY organic growth %[1]	*	*	*	*	*	*24%*	*7%*	*10%*
Segment operating income[1]	**238**	**289**	**299**	**229**	**1,055**	**313**	**290**	**338**
Segment operating margin %[1]	*9.9%*	*10.4%*	*10.7%*	*8.4%*	*9.8%*	*10.5%*	*9.8%*	*10.9%*
Included in segment operating income								
Gain on sale of assets	-	75	22	-	97	11	-	7
Investment gain	-	-	-	-	-	-	23	-
Net EAC adjustments	(43)	(57)	(15)	17	(98)	24	(23)	23
Individual EACs +/- $15 million[2]	(20)	(57)	(34)	6	(105)	(20)	(39)	-

Contractual Backlog Rollforward ($ billions)[3]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Beginning balance	15.1	14.6	16.3	16.6	15.1	19.2	21.1	22.4
Orders	1.9	4.6	3.2	5.5	15.2	4.9	4.3	3.0
Revenue	(2.4)	(2.8)	(2.8)	(2.7)	(10.7)	(3.0)	(3.0)	(3.1)
Adjustments, incl. divestitures	-	(0.1)	(0.1)	(0.2)	(0.4)	-	-	-
Ending contractual backlog	**14.6**	**16.3**	**16.6**	**19.2**	**19.2**	**21.1**	**22.4**	**22.3**
Book to bill	0.8	1.7	1.1	2.0	1.4	1.7	1.5	1.0

Revenue by Customer Relationship %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Prime contractor	72%	74%	73%	72%	73%	77%	74%	76%
Subcontractor	28%	26%	27%	28%	27%	23%	26%	24%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Contract Type %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Fixed-price[5]	70%	71%	68%	75%	71%	64%	73%	66%
Cost-type	30%	29%	32%	25%	29%	36%	27%	34%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Geographical Region %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
United States	85%	87%	87%	82%	85%	86%	85%	83%
International	15%	13%	13%	18%	15%	14%	15%	17%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

*2024 QTD segment data has not been recast. Accordingly, data is not available for this measure.
[1] Non-GAAP Financial Measure defined and reconciled to GAAP on slides 14 - 18.
[2] Included as a component of net estimate at completion ("EAC") adjustments.
[3] Certain amounts presented may not sum due to rounding.
[4] Calculated as percentage of segment revenue, excluding intersegment revenue.
[5] Includes revenue derived from time-and-materials contracts.

L3HARRIS Earnings Appendix | 2

Communications & Spectrum Dominance

Segment Information ($ millions)	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Revenue	**1,809**	**1,861**	**1,935**	**1,961**	**7,566**	**1,855**	**1,943**	**1,995**
YoY growth %	*	*	*	*	*	*3%*	*4%*	*3%*
YoY organic growth %[1]	*	*	*	*	*	*3%*	*4%*	*3%*
Segment operating income[1]	**443**	**458**	**477**	**546**	**1,924**	**465**	**522**	**502**
Segment operating margin %[1]	*24.5%*	*24.6%*	*24.7%*	*27.8%*	*25.4%*	*25.1%*	*26.9%*	*25.2%*
Included in segment operating income								
Gain on sale of assets	5	17	4	61	87	-	-	1
Investment gain	-	-	-	-	-	-	16	-
Net EAC adjustments	25	14	12	25	76	21	25	39
Individual EACs +/- $15 million[2]	-	-	-	-	-	-	-	-

Contractual Backlog Rollforward ($ billions)[3]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Beginning balance	9.7	9.4	9.4	9.6	9.7	9.4	9.1	9.0
Orders	1.5	2.1	2.1	1.8	7.5	1.7	1.9	3.9
Revenue	(1.8)	(1.9)	(1.9)	(2.0)	(7.6)	(1.9)	(1.9)	(2.0)
Adjustments, incl. divestitures	-	(0.2)	-	-	(0.2)	(0.1)	(0.1)	-
Ending contractual backlog	**9.4**	**9.4**	**9.6**	**9.4**	**9.4**	**9.1**	**9.0**	**10.9**
Book to bill	0.8	1.1	1.1	0.9	1.0	0.9	1.0	1.9

Revenue by Customer Relationship %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Prime contractor	66%	68%	71%	69%	69%	66%	69%	66%
Subcontractor	34%	32%	29%	31%	31%	34%	31%	34%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Contract Type %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Fixed-price[5]	84%	86%	84%	86%	85%	85%	84%	84%
Cost-type	16%	14%	16%	14%	15%	15%	16%	16%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Geographical Region %[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
United States	61%	63%	61%	61%	61%	58%	57%	58%
International	39%	37%	39%	39%	39%	42%	43%	42%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

*2024 QTD segment data has not been recast. Accordingly, data is not available for this measure.
[1] Non-GAAP Financial Measure defined and reconciled to GAAP on slides 14 - 18.
[2] Included as a component of Net EAC adjustments.
[3] Certain amounts presented may not sum due to rounding.
[4] Calculated as percentage of segment revenue, excluding intersegment revenue.
[5] Includes revenue derived from time-and-materials contracts.

L3HARRIS Earnings Appendix | 3

Missile Solutions

Segment Information ($ millions)	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Revenue	**840**	**925**	**1,008**	**1,024**	**3,797**	**990**	**1,054**	**1,057**
YoY growth %	*	*	*	*	*	*18%*	*14%*	*5%*
YoY organic growth %[1]	*	*	*	*	*	*18%*	*14%*	*17%*
Segment operating income[1]	**96**	**116**	**124**	**28**	**364**	**124**	**130**	**127**
Segment operating margin %[1]	*11.4%*	*12.5%*	*12.3%*	*2.7%*	*9.6%*	*12.5%*	*12.3%*	*12.0%*
Included in segment operating income								
Impairment of goodwill	-	-	-	(85)	(85)	-	-	-
Gain on sale of assets	-	-	-	-	-	39	-	-
Net EAC adjustments	7	23	20	19	69	(12)	21	27
Individual EACs +/- $15 million[2]	-	-	-	-	-	(54)	-	-
Space Technology disposal group[3]								
Revenue	122	147	160	141	571	157	155	38
Operating income	14	24	23	22	83	31	28	5

Contractual Backlog Rollforward ($ billions)[4]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Beginning balance	9.1	9.2	9.7	10.1	9.1	10.1	10.5	10.5
Orders	0.9	1.8	1.4	1.1	5.2	1.3	1.2	12.5
Revenue	(0.8)	(0.9)	(1.0)	(1.0)	(3.8)	(1.0)	(1.1)	(1.1)
Adjustments, incl. divestitures	-	(0.4)	-	(0.1)	(0.4)	0.1	(0.1)	(1.9)
Ending contractual backlog	**9.2**	**9.7**	**10.1**	**10.1**	**10.1**	**10.5**	**10.5**	**20.0**
Book to bill	1.0	1.9	1.4	1.1	1.4	1.3	1.1	11.8

Revenue by Customer Relationship %[5]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Prime contractor	27%	27%	28%	25%	26%	26%	24%	27%
Subcontractor	73%	73%	72%	75%	74%	74%	76%	73%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Contract Type %[5]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Fixed-price[6]	61%	63%	64%	66%	64%	66%	68%	68%
Cost-type	39%	37%	36%	34%	36%	34%	32%	32%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Geographical Region %[5]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
United States	97%	88%	86%	95%	91%	89%	88%	89%
International	3%	12%	14%	5%	9%	11%	12%	11%
Total segment	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

*2024 QTD segment data has not been recast. Accordingly, data is not available for this measure.
[1] Non-GAAP Financial Measure defined and reconciled to GAAP on slides 14 - 18.
[2] Included as a component of Net EAC adjustments.
[3] Space Technology disposal group revenue and operating income is included in total Missile Solutions segment revenue and operating income reported above.
[4] Certain amounts presented may not sum due to rounding.
[5] Calculated as percentage of segment revenue, excluding intersegment revenue
[6] Includes revenue derived from time-and-materials contracts.

L3HARRIS Earnings Appendix | 4

L3Harris Total Segments

($ millions)

Total Segment Information	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Space & Mission Systems	2,411	2,770	2,803	2,727	10,711	2,990	2,966	3,093
Communications & Spectrum Dominance	1,809	1,861	1,935	1,961	7,566	1,855	1,943	1,995
Missile Solutions	840	925	1,008	1,024	3,797	990	1,054	1,057
Intersegment	(74)	(130)	(88)	(65)	(357)	(91)	(82)	(80)
Segment revenue[1]	**4,986**	**5,426**	**5,658**	**5,647**	**21,717**	**5,744**	**5,881**	**6,065**
Other[2]	146	-	1	1	148	-	-	(5)
Revenue	**5,132**	**5,426**	**5,659**	**5,648**	**21,865**	**5,744**	**5,881**	**6,060**
YoY growth %	*(2)%*	*2%*	*7%*	*2%*	*3%*	*15%*	*8%*	*7%*
YoY organic growth %[1]	*(1)%*	*6%*	*10%*	*6%*	*5%*	*15%*	*8%*	*9%*
Segment operating income[1]	**777**	**863**	**900**	**803**	**3,343**	**902**	**942**	**967**
Segment operating margin %[1]	*15.6%*	*15.9%*	*15.9%*	*14.2%*	*15.4%*	*15.7%*	*16.0%*	*15.9%*
Included in segment operating income								
Impairment of goodwill	-	-	-	(85)	(85)	-	-	-
Gain on sale of assets	5	92	26	61	184	50	-	8
Investment gains – Segment	-	-	-	-	-	-	39	-
Net EAC adjustments	(11)	(20)	17	61	47	33	23	89
Individual EACs +/- $15 million[3]	(20)	(57)	(34)	6	(105)	(74)	(39)	-

Revenue by Customer Relationship %	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Prime contractor	62%	64%	64%	63%	63%	65%	63%	64%
Subcontractor	38%	36%	36%	37%	37%	35%	37%	36%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Contract Type %	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Fixed-price[4]	74%	75%	73%	77%	75%	71%	75%	72%
Cost-type	26%	25%	27%	23%	25%	29%	25%	28%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue by Geographical Region %	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
United States	77%	79%	78%	77%	78%	77%	77%	76%
International	23%	21%	22%	23%	22%	23%	23%	24%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

[1] Non-GAAP Financial Measure defined and reconciled to GAAP on slides 14 - 18.

[2] Revenue attributable to our corporate headquarters, which includes amortization of program investment asset recognized in connection with DoW strategic investment in 2026. 2025 includes other non-reportable businesses, which is the divested Commercial Aviation Solutions business ("CAS disposal group"). CAS revenues included in 1Q25 and FY25 disaggregated revenue tables herein.

[3] Included as a component of Net EAC adjustments.

[4] Includes revenue derived from time-and-materials contracts.

L3HARRIS Earnings Appendix | 5

L3Harris Financial Results

($ millions, except per share amounts)

	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Revenue	**5,132**	**5,426**	**5,659**	**5,648**	**21,865**	**5,744**	**5,881**	**6,060**
Segment operating income[1]	**777**	**863**	**900**	**803**	**3,343**	**902**	**942**	**967**
Segment operating margin %[1]	*15.6%*	*15.9%*	*15.9%*	*14.2%*	*15.4%*	*15.7%*	*16.0%*	*15.9%*
Unallocated corporate items and other, net								
Amortization of acquisition-related intangibles	194	193	192	190	769	173	177	147
LHX NeXt implementation costs	35	39	25	68	167	-	-	-
Business divestiture-related losses	17	-	-	65	82	10	-	17
Acquisition, divestiture & transaction-related exp.	17	13	10	17	57	30	10	9
Chg. in FV of deferred comp. plan liabilities	(6)	29	25	9	57	(5)	43	(3)
Segment investment offset	-	-	-	-	-	-	39	-
Other items	(5)	18	27	61	101	42	19	11
Total Unallocated corporate items and other, net	**252**	**292**	**279**	**410**	**1,233**	**250**	**288**	**181**
Operating income	**525**	**571**	**621**	**393**	**2,110**	**652**	**654**	**786**
Operating income %	*10.2%*	*10.5%*	*11.0%*	*7.0%*	*9.7%*	*11.4%*	*11.1%*	*13.0%*
Non-service FAS pension income	90	73	73	120	356	75	75	74
Other non-operating (expense) income, net								
Investment gains – Segment	-	-	-	-	-	-	39	-
Investment gains, net – Corporate	(2)	6	7	4	15	4	34	37
Chg. in FV of deferred comp. plan assets	(6)	23	20	7	44	(7)	37	1
Chg. in FV of subsidiary pref. stock conv. & warrants	-	-	-	-	-	-	-	(50)
Other	2	3	(2)	1	4	1	-	11
Total other non-operating (expense) income, net	**(6)**	**32**	**25**	**12**	**63**	**(2)**	**110**	**(1)**
Interest expense, net	150	152	152	143	597	136	129	116
Income before taxes	**459**	**524**	**567**	**382**	**1,932**	**589**	**710**	**743**
Income tax expense	73	66	105	82	326	77	110	111
Net income	**386**	**458**	**462**	**300**	**1,606**	**512**	**600**	**632**
Subsidiary pref. stock deemed dividends	-	-	-	-	-	-	(14)	(19)
Net income available to common shareholders	**386**	**458**	**462**	**300**	**1,606**	**512**	**586**	**613**
Basic EPS	$ **2.05**	$ **2.45**	$ **2.47**	$ **1.60**	$ **8.57**	$ **2.74**	$ **3.15**	$ **3.29**
Diluted EPS	$ **2.04**	$ **2.44**	$ **2.46**	$ **1.59**	$ **8.53**	$ **2.72**	$ **3.13**	$ **3.28**
YoY increase (decrease) %	*38%*	*27%*	*17%*	*(33)%*	*8%*	*33%*	*28%*	*33%*
Basic shares O/S	188.5	187.0	187.1	187.0	187.4	186.8	186.2	186.1
Diluted shares O/S	189.1	187.8	188.1	188.2	188.4	188.1	187.3	186.9

[1] Non-GAAP Financial Measure defined and reconciled to GAAP on slides 14 - 18.

L3HARRIS Earnings Appendix | 6

L3Harris Consolidated Statement of Cash Flows

($ millions)

Operating Activities	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Net income	1,198	1,512	386	458	462	300	1,606	512	600	632
Adjustments:										
Depreciation and amortization	1,166	1,289	301	303	309	311	1,224	282	288	267
Share-based compensation	89	97	19	29	35	30	113	21	28	(1)
Net periodic benefit income	(275)	(286)	(84)	(66)	(66)	(114)	(330)	(70)	(69)	(70)
Share-based matching under defined cont. plans	231	264	68	68	64	53	253	62	45	51
Asset group & divestiture-related losses	51	19	17	-	-	65	82	10	-	17
Investment losses (gains), net	-	-	2	(6)	(7)	(5)	(16)	(4)	(73)	(37)
Chg. in FV subsidiary pref. stock conv. & warrants	-	-	-	-	-	-	-	-	-	50
Impairment of other assets	374	38	-	-	-	85	85	-	-	-
Deferred income taxes	(423)	174	(89)	(5)	245	55	206	119	63	63
(Increase) decrease in:										
Receivables, net	124	128	(447)	64	(91)	131	(343)	(623)	(52)	369
Contract assets	62	(194)	(420)	(214)	180	17	(437)	72	(210)	(299)
Inventories, net	(182)	96	92	(6)	(33)	64	117	(17)	(38)	(6)
Other current assets	(55)	(29)	(19)	(3)	4	35	17	(218)	39	26
Increase (decrease) in:										
Accounts payable	87	(90)	52	(14)	(131)	568	475	(527)	158	106
Contract liabilities	195	126	(16)	193	(86)	90	181	461	195	169
Compensation and benefits	38	(128)	(105)	130	42	3	70	(87)	(18)	121
Other current liabilities	(88)	155	11	(279)	(227)	72	(423)	(15)	(73)	14
Income taxes	(333)	(383)	273	48	(177)	221	365	(7)	2	23
Other operating activities	(163)	(229)	(83)	(60)	23	(19)	(139)	(66)	(6)	(56)
Net cash provided by (used in) operating activities	**2,096**	**2,559**	**(42)**	**640**	**546**	**1,962**	**3,106**	**(95)**	**879**	**1,439**

L3HARRIS Earnings Appendix | 7

L3Harris Consolidated Statement of Cash Flows (continued)

($ millions)

Investing Activities	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Net cash paid for acquired businesses	(6,688)	-	-	-	-	-	-	-	-	-
Capital expenditures	(449)	(408)	(59)	(88)	(119)	(158)	(424)	(99)	(108)	(179)
Disposal of property, plant and equipment, net	56	1	-	9	-	45	54	7	-	13
Sales of businesses, net of cash divested	71	273	831	-	-	(11)	820	-	-	539
Cash used for short-term investments	-	-	-	-	-	-	-	-	-	(550)
Other investing activities	(11)	(129)	(28)	1	(10)	(6)	(43)	(5)	(6)	(4)
Cash (used in) provided by investing activities	**(7,021)**	**(263)**	**744**	**(78)**	**(129)**	**(130)**	**407**	**(97)**	**(114)**	**(181)**

Financing Activities	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Issuance of subsidiary Series A pref. stock, net	-	-	-	-	-	-	-	-	973	-
Proceeds from issuances of long-term debt, net	7,568	2,827	-	-	-	-	-	-	-	-
Repayments of long-term debt	(3,170)	(2,620)	(5)	(606)	(3)	(4)	(618)	(106)	(6)	(3)
Change in commercial paper, net	623	(567)	20	450	(260)	(725)	(515)	350	(350)	-
Commercial paper, maturities over 90 days	1,181	688	-	-	-	-	-	-	-	-
Repayments of commercial paper	(205)	(1,205)	-	-	-	-	-	-	-	-
Repurchases of common stock	(518)	(554)	(569)	(253)	(176)	(156)	(1,154)	(296)	(229)	(73)
Dividends paid	(868)	(886)	(228)	(225)	(225)	(225)	(903)	(238)	(232)	(234)
Other financing activities	(17)	93	(23)	24	104	3	108	6	11	1
Cash provided by (used in) financing activities	**4,594**	**(2,224)**	**(805)**	**(610)**	**(560)**	**(1,107)**	**(3,082)**	**(284)**	**167**	**(309)**
Exchange rate changes on cash / cash equivalents	11	(17)	5	13	-	5	23	(3)	(1)	1
Net (decrease) increase in cash / cash equivalents	**(320)**	**55**	**(98)**	**(35)**	**(143)**	**730**	**454**	**(479)**	**931**	**950**
Cash and cash equivalents, beginning of period	**880**	**560**	**615**	**517**	**482**	**339**	**615**	**1,069**	**590**	**1,521**
Cash and cash equivalents, end of period	**560**	**615**	**517**	**482**	**339**	**1,069**	**1,069**	**590**	**1,521**	**2,471**

L3HARRIS Earnings Appendix | 8

L3HARRIS Earnings Appendix L3Harris Consolidated Balance Sheet 9 Assets FY23 FY24 1Q25 2Q25 3Q25 4Q25 FY25 1Q26 2Q26 3Q26 Current assets Cash and cash equivalents 560 615 517 482 339 1,069 1,069 590 1,521 2,471 Receivables, net 1,230 1,072 1,501 1,437 1,528 1,371 1,371 1,912 1,950 1,640 Contract assets 3,196 3,230 3,643 3,857 3,677 3,566 3,566 3,530 3,674 3,999 Inventories, net 1,472 1,330 1,252 1,258 1,291 1,219 1,219 1,234 1,272 1,278 Short -term investments - - - - - - - - - 550 Income taxes receivable 61 379 205 93 281 53 53 52 43 41 Other current assets 430 461 478 481 477 431 431 650 613 594 Assets of business held for sale 1,106 1,131 - - - 884 884 926 1,010 - Total current assets 8,055 8,218 7,596 7,608 7,593 8,593 8,593 8,894 10,083 10,573 Non -current assets Property, plant and equipment, net 2,862 2,806 2,755 2,742 2,761 2,665 2,665 2,658 2,686 2,833 Goodwill 19,979 20,325 20,337 20,372 20,370 20,010 20,010 19,999 19,996 19,999 Intangible assets, net 8,540 7,639 7,448 7,261 7,072 6,509 6,509 6,331 6,540 6,389 Deferred income taxes 91 120 128 89 87 76 76 71 65 72 Other non -current assets 2,160 2,893 2,984 3,168 3,131 3,342 3,342 3,427 3,568 3,940 Total assets 41,687 42,001 41,248 41,240 41,014 41,195 41,195 41,380 42,938 43,806 ($ millions)

L3Harris Consolidated Balance Sheet (continued)

($ millions)

Liabilities, Mezzanine Equity and Equity	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Current liabilities										
Short-term debt	1,602	515	535	985	725	-	-	350	-	-
Current portion of long-term debt	363	640	740	141	120	673	673	1,816	1,815	1,815
Accounts payable	2,106	2,005	2,047	2,033	1,902	2,461	2,461	1,930	2,085	2,182
Contract liabilities	1,900	2,142	2,124	2,317	2,231	2,262	2,262	2,736	2,936	3,107
Compensation and benefits	544	419	314	444	486	482	482	391	376	500
Other current liabilities	1,129	1,648	1,654	1,375	1,148	1,201	1,201	1,184	1,114	1,128
Income taxes payable	88	29	35	27	26	34	34	83	78	109
Liabilities of business held for sale	272	235	-	-	-	113	113	111	113	-
Total current liabilities	**8,004**	**7,633**	**7,449**	**7,322**	**6,638**	**7,226**	**7,226**	**8,601**	**8,517**	**8,841**
Non-current liabilities										
Long-term debt, net	11,160	11,081	10,977	10,976	10,997	10,443	10,443	9,191	9,184	9,181
Deferred income taxes	815	942	842	800	1,039	1,114	1,114	1,225	1,369	1,436
Subsidiary Series A pref. stock conversion feature	-	-	-	-	-	-	-	-	130	203
Subsidiary warrants	-	-	-	-	-	-	-	-	186	163
Other non-current liabilities	2,879	2,766	2,850	2,864	2,808	2,777	2,777	2,683	2,702	2,755
Total liabilities	**22,858**	**22,422**	**22,118**	**21,962**	**21,482**	**21,560**	**21,560**	**21,700**	**22,088**	**22,579**
Mezzanine equity										
Redeemable subsidiary Series A conv. pref. stock	-	-	-	-	-	-	-	-	968	987
Total equity	**18,829**	**19,579**	**19,130**	**19,278**	**19,532**	**19,635**	**19,635**	**19,680**	**19,882**	**20,240**
Total liabilities, mezzanine equity, and equity	**41,687**	**42,001**	**41,248**	**41,240**	**41,014**	**41,195**	**41,195**	**41,380**	**42,938**	**43,806**

L3HARRIS Earnings Appendix | 10

L3HARRIS Earnings Appendix L3Harris Research & Development Research & Development Cost 1Q25 2Q25 3Q25 4Q25 FY25 1Q26 2Q26 3Q26 Space & Mission Systems 40 53 51 50 194 48 56 51 Communications & Spectrum Dominance 49 57 61 68 235 67 71 71 Missile Solutions 22 21 26 37 106 31 33 21 Total Company - funded R&D costs 111 131 138 155 535 146 160 143 Research & Development Costs (as a % of Segment Revenue) 1Q25 2Q25 3Q25 4Q25 FY25 1Q26 2Q26 3Q26 Space & Mission Systems 1.7% 1.9% 1.8% 1.8% 1.8% 1.6% 1.9% 1.6% Communications & Spectrum Dominance 2.7% 3.1% 3.2% 3.5% 3.1% 3.6% 3.7% 3.6% Missile Solutions 2.6% 2.3% 2.6% 3.6% 2.8% 3.1% 3.1% 2.0% Total company 2.2% 2.4% 2.4% 2.7% 2.5% 2.5% 2.7% 2.4% 11 ($ millions)

Contractual Backlog

($ billions)

Space & Mission Systems	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Funded	9.5	9.7	10.7	12.6	12.6	14.7	15.1	15.1
Unfunded	5.1	6.6	5.9	6.6	6.6	6.4	7.3	7.2
Ending contractual backlog	**14.6**	**16.3**	**16.6**	**19.2**	**19.2**	**21.1**	**22.4**	**22.3**

Communications & Spectrum Dominance	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Funded	7.9	7.8	8.0	7.8	7.8	7.6	7.8	8.4
Unfunded	1.5	1.6	1.6	1.6	1.6	1.5	1.2	2.5
Ending contractual backlog	**9.4**	**9.4**	**9.6**	**9.4**	**9.4**	**9.1**	**9.0**	**10.9**

Missile Solutions	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Funded	5.3	5.5	6.0	6.5	6.5	7.0	7.3	7.7
Unfunded	3.9	4.2	4.1	3.6	3.6	3.5	3.2	12.3
Ending contractual backlog	**9.2**	**9.7**	**10.1**	**10.1**	**10.1**	**10.5**	**10.5**	**20.0**

L3Harris Total Company Contractual Backlog	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Funded	22.7	23.0	24.7	26.9	26.9	29.3	30.2	31.2
Unfunded	10.5	12.4	11.6	11.8	11.8	11.4	11.7	22.0
Ending contractual backlog	**33.2**	**35.4**	**36.3**	**38.7**	**38.7**	**40.7**	**41.9**	**53.2**
Book to bill	0.8	1.5	1.2	1.5	1.3	1.4	1.2	3.2
Conversion to revenue in next twelve months	50%	45%	45%	45%	45%	40%	40%	35%

L3Harris Total Company Contractual Backlog Rollforward[1]	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Beginning balance	34.2	33.2	35.4	36.3	34.2	38.7	40.7	41.9
Orders	4.3	8.3	6.7	8.2	27.5	7.8	7.3	19.3
Revenue	(5.1)	(5.5)	(5.6)	(5.7)	(21.9)	(5.7)	(5.9)	(6.1)
Adjustments, incl. divestitures	(0.2)	(0.6)	(0.2)	(0.1)	(1.1)	(0.1)	(0.2)	(1.9)
Ending contractual backlog	**33.2**	**35.4**	**36.3**	**38.7**	**38.7**	**40.7**	**41.9**	**53.2**

[1]Certain amounts presented may not sum due to rounding.

L3HARRIS Earnings Appendix | 12

L3HARRIS Earnings Appendix Work Weeks 13 Work Weeks per Fiscal Period FY24 FY25 FY26 FY27 First quarter 13 12 13 13 Second quarter 13 13 13 13 Third quarter 13 14 13 13 Fourth quarter 14 13 13 13

Non-GAAP Reconciliation - Free Cash Flow

($ millions)

Free Cash Flow | Capex	FY23	FY24	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Net cash provided by (used in) operating activities	2,096	2,559	(42)	640	546	1,962	3,106	(95)	879	1,439
Capital expenditures	(449)	(408)	(59)	(88)	(119)	(158)	(424)	(99)	(108)	(179)
Free cash flow[1] [A]	**1,647**	**2,151**	**(101)**	**552**	**427**	**1,804**	**2,682**	**(194)**	**771**	**1,260**
Net income [B]	1,198	1,512	386	458	462	300	1,606	512	600	632
Free cash flow conversion[1] [A] / [B]	1.4x	1.4x					1.7x			
Additional items included in cash provided by (used in) operating activities:										
Share-based matching under defined cont. plans	231	264	68	68	64	53	253	62	45	51
Net periodic benefit income	(275)	(286)	(84)	(66)	(66)	(114)	(330)	(70)	(69)	(70)
Income taxes	(333)	(383)	273	48	(177)	221	365	(7)	2	23

[1] Free cash flow and free cash flow conversion are non-GAAP Financial Measures as defined by Regulation G. As of third quarter 2026, we no longer include proceeds from disposal of property, plant and equipment, net. Prior periods have been recast for comparability. We use free cash flow to evaluate business performance and overall liquidity, and it is a performance metric in our annual incentive plan. We believe free cash flow is useful because it represents the cash generated from operations after reinvesting in our business that may be available to return to stockholders and creditors through dividends, share repurchases, and debt repayments, or to fund acquisitions or other investments. We use free cash flow conversion to evaluate our ability to convert earnings into cash that may be available to support operations, reduce debt, and return capital to shareholders. However, the entire amount of the free cash flow converted is not available for discretionary expenditures because of certain mandatory expenditures, such as debt repayments.

L3HARRIS Earnings Appendix | 14

Non-GAAP Reconciliation – Net Debt Leverage Ratio

($ millions)

Net debt leverage ratio	FY23	FY24	4Q25	FY25	1Q26	2Q26	3Q26	TTM
Short-term debt	1,602	515		-			-	
Current portion of long-term debt	363	640		673			1,815	
Long-term debt, net	11,160	11,081		10,443			9,181	
Total debt [A]	**13,125**	**12,236**		**11,116**			**10,996**	
Less:								
Cash	560	615		1,069			2,471	
Short-term investments	-	-		-			550	
Net debt [B]	**12,565**	**11,621**		**10,047**			**7,975**	
Earnings before interest, taxes, depreciation and amortization ("EBITDA")								
Net income	1,198	1,512	300	1,606	512	600	632	2,044
Income tax expense	23	85	82	326	77	110	111	380
Interest expense, net	543	675	143	597	136	129	116	524
Earnings before interest and taxes	**1,764**	**2,272**	**525**	**2,529**	**725**	**839**	**859**	**2,948**
Depreciation and amortization	1,166	1,289	311	1,224	282	288	267	1,148
EBITDA[1] [C]	**2,930**	**3,561**	**836**	**3,753**	**1,007**	**1,127**	**1,126**	**4,096**
Gross debt leverage ratio[1][A] / [C]	**4.5x**	**3.4x**		**3.0x**				**2.7x**
Net debt leverage ratio[1][B] / [C]	**4.3x**	**3.3x**		**2.7x**				**1.9x**

[1] EBITDA gross debt leverage and net debt leverage ratios are non-GAAP Financial Measures as defined by Regulation G. We use EBITDA to evaluate our operating performance and financial position. EBITDA is defined as net income before interest, taxes, depreciation and amortization. Gross leverage ratio calculated as total debt divided by EBITDA for trailing twelve months ("TTM") and net leverage ratio is calculated as net debt divided by EBITDA for the trailing twelve months and is used to assess our leverage and ability to meet our debt obligations. We use debt leverage ratios as supplemental financial measures to monitor indebtedness, evaluate financial flexibility and support capital allocation and financing decisions.

L3HARRIS Earnings Appendix | 15

Reconciliation of Revenue, Operating Income and Margin to Segment Revenue, Operating Income and Margin - Non-GAAP Financial Measures Reconciliation (Unaudited)

($ millions)

Revenue	1Q25	2Q25	3Q25	4Q25	FY25	1Q26	2Q26	3Q26
Revenue [B]	5,132	5,426	5,659	5,648	21,865	5,744	5,881	6,060
Other[1]	(146)	-	(1)	(1)	(148)	-	-	(5)
Segment revenue[2] [D]	4,986	5,426	5,658	5,647	21,717	5,744	5,881	6,065
Operating Income [A]	525	571	621	393	2,110	652	654	786
Segment investment offset	-	-	-	-	-	-	39	-
Unallocated corporate items and other, net	252	292	279	410	1,233	250	249	181
Segment operating income[3] [C]	777	863	900	803	3,343	902	942	967
Operating margin % [A] / [B]	10.2%	10.5%	11.0%	7.0%	9.7%	11.4%	11.1%	13.0%
Segment operating margin %[3] [C] / [D]	15.6%	15.9%	15.9%	14.2%	15.4%	15.7%	16.0%	15.9%

[1] Revenue attributable to our corporate headquarters, which includes amortization of program investment asset recognized in connection with DoW strategic investment in 2026. Year to date 2025 includes our divested CAS disposal group.

[2] Segment revenue is a non-GAAP Financial Measure as defined by Regulation G. We use segment revenue because it reflects the aggregate results of our segments without the impact of corporate headquarters or divestitures. We believe this metric provide investors a more complete understanding of factors and trends affecting our business.

[3] Segment operating income and margin are non-GAAP Financial Measures as defined by Regulation G. We use segment operating income and margin to evaluate our core operating performance because it reflects the aggregate performance results of our segments without the impact of unallocated corporate items and it includes income from investments that are operationally aligned with our business segments. We believe these metrics provide investors a more complete understanding of factors and trends affecting our business.

L3HARRIS Earnings Appendix | 16

Non-GAAP Reconciliation – 2026 Organic Revenue Growth

($ millions)

Revenue	1Q25	2Q25	3Q25	1Q26	2Q26	3Q26	Revenue Growth YoY Change 1Q26	2Q26	3Q26
Space & Mission Systems	2,411	2,770	2,803	2,990	2,966	3,093	24%	7%	10%
Communications & Spectrum Dominance	1,809	1,861	1,935	1,855	1,943	1,995	3%	4%	3%
Missile Solutions	840	925	1,008	990	1,054	1,057	18%	14%	5%
Intersegment	(74)	(130)	(88)	(91)	(82)	(80)	23%	(37)%	(9)%
Segment revenue	**4,986**	**5,426**	**5,658**	**5,744**	**5,881**	**6,065**	**15%**	**8%**	**7%**
Other[1]	146	-	1	-	-	(5)	*	-	*
Total revenue	**5,132**	**5,426**	**5,659**	**5,744**	**5,881**	**6,060**	**12%**	**8%**	**7%**
Adjustments[2]									
Space & Mission Systems	-	-	-						
Communications & Spectrum Dominance	-	-	-						
Missile Solutions	-	-	(103)						
Intersegment	-	-	-						
Segment revenue	-	-	(103)						
Other[1]	(146)	-	-						
Total adjustments	**(146)**	**-**	**(103)**						
Organic revenue[3]									
Space & Mission Systems	2,411	2,770	2,803	2,990	2,966	3,093	24%	7%	10%
Communications & Spectrum Dominance	1,809	1,861	1,935	1,855	1,943	1,995	3%	4%	3%
Missile Solutions	840	925	905	990	1,054	1,057	18%	14%	17%
Intersegment	(74)	(130)	(88)	(91)	(82)	(80)	23%	(37)%	(9)%
Segment revenue	**4,986**	**5,426**	**5,555**	**5,744**	**5,881**	**6,065**	**15%**	**8%**	**9%**
Other[1]	-	-	1	-	-	(5)	-	-	*
Total organic revenue	**4,986**	**5,426**	**5,556**	**5,744**	**5,881**	**6,060**	**15%**	**8%**	**9%**

* Not meaningful.

[1] Revenue attributable to our corporate headquarters, which includes amortization of program investment asset recognized in connection with DoW strategic investment in 2026. Year to date 2025 includes our divested CAS disposal group.

[2] Adjustments to remove revenue associated with divestiture of CAS (included in "Other") and Space Technology disposal group (included in Missile Solutions segment).

[3] Organic revenue is a non-GAAP Financial Measure as defined by Regulation G. We use organic revenue to exclude revenue attributable to divested businesses.

L3HARRIS Earnings Appendix | 17

L3HARRIS Earnings Appendix Non-GAAP Reconciliation – 2025 Organic Revenue Growth 18 ($ millions) 1 Adjustments to remove revenue associated with divestitures of CAS, Antenna disposal group and AOT disposal group. 2 Organic revenue is a non -GAAP Financial Measure as defined by Regulation G. We use organic revenue to exclude revenue attributab le to divested businesses. 1Q24 2Q24 3Q24 4Q24 FY24 1Q25 2Q25 3Q25 4Q25 FY25 Revenue Growth YoY Change 1Q25 2Q25 3Q25 4Q25 FY25 Revenue 5,211 5,299 5,292 5,523 21,325 5,132 5,426 5,659 5,648 21,865 (2)% 2% 7% 2% 3% Adjustments for divestitur es 1 (51) (183) (169) (178) (581) Organic revenue 2 5,160 5,116 5,123 5,345 20,744 5,132 5,426 5,659 5,648 21,865 (1)% 6% 10% 6% 5%